                          MAP - GOVERNMENT FUND, INC.

To Our Shareholders:

For the twelve months ending December 31, 1998, MAP-Government Fund returned 4.85% after expenses. As of December 31, 1998, the Fund's 7-day and 30-day yields were 2.03% and 3.64% respectively.

UPDATE ON ORGANIZATIONAL DEVELOPMENTS

As we reported to you via a "sticker" supplement to your MAP-Government Fund prospectus dated August 6, 1998, MBL Life Assurance Corporation ("MBL Life"), the Fund's sponsor, entered into a transaction to sell substantially all of its life insurance and annuity businesses to Anchor National Life Insurance Company, a subsidiary of SunAmerica Inc. (the "Transaction"). The Transaction received all necessary regulatory approvals and became effective on December 31, 1998.

In conjunction with the Transaction, MBL Life notified the Board of Directors that it would be forced to withdraw its sponsorship of the Fund during 1999 and that the 96% of the outstanding shares of MAP-Government Fund controlled by MBL Life and its related entities would be withdrawn in late 1998 and early 1999.

The Fund's Board of Directors, after considering several different alternatives, decided that the Fund could not continue to offer competitive returns to shareholders and otherwise remain viable after these redemptions occurred. The Board, concluding that it was in the best interests of shareholders to pursue a liquidation of the Fund, approved a Plan of Liquidation and Dissolution (the "Liquidation Plan") at its meeting of November 4, 1998. The Liquidation Plan was approved by shareholders at a Special meeting on January 6, 1999.

We expect that the Fund will be liquidated prior to May 1, 1999. We again urge all remaining shareholders to take whatever steps are necessary to redeem their shares of MAP-Government Fund. If you need any assistance in redeeming your shares, please call First Priority Investment Corporation, the Fund's distributor, at 1-800-559-5535.

In conjunction with recent events, the Fund's two interested directors, William
G. Clark and I, resigned as directors in January, 1999. Both Mr. Clark and I continue to serve as officers of the Fund, and will do our utmost to assure the Fund's ability to pursue its plans for dissolution.

Thank you for your support of the Fund over the years. We wish you success in pursuing new financial relationships.

                                          Sincerely yours,

                                          /S/ Kathleen M. Koerber

                                          KATHLEEN M. KOERBER
                                          PRESIDENT

February 19, 1999

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
MAP - Government Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MAP - Government Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

As discussed in Note D of the notes to financial statements, the Fund's Board of Directors has approved a Plan of Liquidation and Dissolution (the "Liquidation Plan"). The Liquidation Plan calls for the liquidation and distribution of the assets of the Fund to shareholders, and for the Fund to cease operations prior to May 1, 1999.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 11, 1999

STATEMENT OF ASSETS AND LIABILITIES
MAP - GOVERNMENT FUND, INC.
DECEMBER 31, 1998

ASSETS

Investments (cost $44,367,198)....................  $44,367,198
Cash..............................................       13,225
Receivable from distributor.......................       95,006
Receivable for Fund shares sold...................       10,000
                                                    ------------
        Total Assets..............................   44,485,429
                                                    ------------
LIABILITIES

Payable for Fund shares redeemed..................       45,842
Investment advisory fee payable...................       78,334
Accounts payable and accrued expenses.............      122,019
                                                    ------------
        Total Liabilities.........................      246,195
                                                    ------------
        Net Assets................................  $44,239,234
                                                    ------------
                                                    ------------

NET ASSETS
Capital stock (44,239,234 shares of $.01 par value
  capital stock outstanding, 2,000,000,000 shares
  authorized).....................................  $   442,392
Paid-in capital...................................   43,796,842
                                                    ------------
        Net Assets................................  $44,239,234
                                                    ------------
                                                    ------------
Net asset value, offering price and redemption
  price per share
  ($44,239,234  DIVIDED BY 44,239,234 shares of
  capital stock outstanding)......................        $1.00
                                                    ------------
                                                    ------------

See notes to financial statements.

STATEMENT OF OPERATIONS
MAP - GOVERNMENT FUND, INC.
YEAR ENDED DECEMBER 31, 1998

Investment Income
  Interest........................................             $4,311,509

Expenses
  Investment advisory fee.........................  $ 315,241
  Transfer agent..................................     80,287
  Custodian.......................................     77,818
  Insurance expense...............................     51,458
  Legal...........................................     48,067
  Audit...........................................     46,367
  Directors' fees.................................     13,400
  Filing fees.....................................     12,921
  Printing........................................      8,111
  Miscellaneous...................................      7,035
                                                    ---------
                                                      660,705
Less expenses reimbursed by distributor...........    (95,006)    565,699
                                                    ---------  ----------
    Net Investment Income.........................             $3,745,810
                                                               ----------
                                                               ----------

STATEMENTS OF CHANGES IN NET ASSETS
MAP - GOVERNMENT FUND, INC.

                                                                              YEAR ENDED         YEAR ENDED
                                                                             DECEMBER 31,       DECEMBER 31,
                                                                                 1998               1997
                                                                             -------------     ---------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS
  Net investment income....................................................  $  3,745,810       $   4,609,545
                                                                             -------------     ---------------
    Net Increase in Net Assets Resulting from Operations...................     3,745,810           4,609,545

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income.....................................    (3,745,810)         (4,609,545)

FROM CAPITAL SHARE TRANSACTIONS
  Net decrease in net assets from capital share transactions...............   (36,612,619)        (28,902,885)
                                                                             -------------     ---------------
    Net Decrease in Net Assets.............................................   (36,612,619)        (28,902,885)

NET ASSETS
  Beginning of year........................................................    80,851,853         109,754,738
                                                                             -------------     ---------------
  End of year..............................................................  $ 44,239,234       $  80,851,853
                                                                             -------------     ---------------
                                                                             -------------     ---------------

See notes to financial statements.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                          MAP - GOVERNMENT FUND, INC.
                               DECEMBER 31, 1998

PRINCIPAL                                                                                   VALUE
----------                                                                               -----------
            FEDERAL FARM CREDIT BANK (3.5%)
$1,070,000  5.07%, due January 6, 1999.................................................  $ 1,069,247
   500,000  5.30%, due March 29, 1999..................................................      493,596
                                                                                         -----------
                                                                                           1,562,843
                                                                                         -----------
            FEDERAL HOME LOAN BANK BOARD (29.4%)
 1,075,000  5.37%, due January 4, 1999.................................................    1,074,520
 1,037,000  5.35%, due January 6, 1999.................................................    1,036,229
 1,075,000  5.15%, due January 7, 1999.................................................    1,074,077
 1,540,000  5.36%, due January 8, 1999.................................................    1,538,395
   775,000  5.15%, due January 11, 1999................................................      773,891
   745,000  5.16%, due January 11, 1999................................................      743,932
 1,360,000  4.83%, due January 13, 1999................................................    1,357,810
   430,000  5.37%, due January 13, 1999................................................      429,230
 1,000,000  5.37%, due January 15, 1999................................................      997,914
 3,000,000  4.75%, due January 20, 1999................................................    2,992,479
 1,000,000  5.37%, due January 22, 1999................................................      996,868
                                                                                         -----------
                                                                                          13,015,345
                                                                                         -----------
            FEDERAL HOME LOAN MORTGAGE CORP. (48.6%)
 1,205,000  5.01%, due January 4, 1999.................................................    1,204,498
 1,750,000  5.12%, due January 4, 1999.................................................    1,749,253
   472,000  5.13%, due January 4, 1999.................................................      471,799
 1,502,000  4.90%, due January 6, 1999.................................................    1,500,978
 2,799,000  5.10%, due January 6, 1999.................................................    2,797,017
   978,000  5.39%, due January 7, 1999.................................................      977,121
 3,294,000  4.55%, due January 8, 1999.................................................    3,291,086
   414,000  4.90%, due January 8, 1999.................................................      413,606
   699,000  5.14%, due January 8, 1999.................................................      698,301
 1,595,000  5.16%, due January 8, 1999.................................................    1,593,400
   558,000  5.20%, due January 8, 1999.................................................      557,436
 1,060,000  4.79%, due January 15, 1999................................................    1,058,025
   719,000  5.05%, due January 15, 1999................................................      717,588
   669,000  5.10%, due January 15, 1999................................................      667,673
 1,350,000  5.04%, due January 22, 1999................................................    1,346,031
   925,000  5.08%, due January 22, 1999................................................      922,259
 1,510,000  5.33%, due January 22, 1999................................................    1,505,305
                                                                                         -----------
                                                                                          21,471,376
                                                                                         -----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (18.8%)
   150,000  5.10%, due January 4, 1999.................................................      149,936
   382,000  5.40%, due January 7, 1999.................................................      381,656
 1,050,000  4.77%, due January 8, 1999.................................................    1,049,026
 1,023,000  4.79%, due January 8, 1999.................................................    1,022,047
 1,300,000  5.10%, due January 8, 1999.................................................    1,298,711
 4,425,000  5.08%, due January 15, 1999................................................    4,416,258
                                                                                         -----------
                                                                                           8,317,634
                                                                                         -----------
            TOTAL INVESTMENTS (100.3%) (cost $44,367,198)(1)...........................   44,367,198
            LIABILITIES IN EXCESS OF OTHER ASSETS (-0.3%)..............................     (127,964)
                                                                                         -----------
            NET ASSETS (100.0%)........................................................  $44,239,234
                                                                                         -----------
                                                                                         -----------

---------
(1) Also represents cost for federal income tax purposes.

    The percentage shown for each investment category is the total value of that category expressed as a percentage of the net assets of the Fund.

    See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MAP - GOVERNMENT FUND, INC.

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES

MAP - Government Fund, Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:

INVESTMENTS: Investments are valued at amortized cost which approximates market value. Under this method, securities are initially valued at cost on their acquisition date and their subsequent value is calculated based on such initial value and assuming a constant accretion of purchase discount or amortization of any purchase premium to maturity. Security transactions are recorded on the date of purchase or sale. Interest is accrued daily. Realized gains and losses on investment transactions are determined on the basis of identified cost.

FEDERAL INCOME TAXES: The Fund does not provide for federal income taxes since it intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code by distributing each year substantially all of its net investment income and net realized capital gains, if any, to its shareholders.

DIVIDENDS: The Fund declares dividends daily from net investment income and net realized capital gains, if any, and distributes such dividends monthly.

ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE B -- INVESTMENT ADVISORY AND SERVICE AGREEMENTS

The Fund has investment advisory, service and distribution agreements with First Priority Investment Corporation ("FPIC"). FPIC is a wholly-owned subsidiary of MBLLAC Holding Corporation, a wholly-owned subsidiary of MBL Life Assurance Corporation ("MBL Life"). Under the investment advisory agreement, the Fund pays FPIC a periodic fee at the annual rate of .40% of the first $300,000,000 of the Fund's net assets, .35% of the next $400,000,000 of such value and .30% of such value in excess of $700,000,000. The fee is computed and accrued daily and paid quarterly. Under the terms of the service agreement, FPIC reimburses MBL Life for services provided in connection with FPIC's obligations under the investment advisory agreement.

The compensation of each disinterested director is paid by the Fund at the rate of $400 per meeting attended, plus an annual retainer of $1,200. Aggregate fees paid during the year to the Fund's disinterested directors amounted to $11,600. The officers of the Fund are either officers or employees of MBL Life. The compensation of the officers and any employees of the Fund affiliated with FPIC is paid by the affiliated entities.

NOTE C -- RELATED PARTY TRANSACTIONS

As of December 31, 1998, MBL Life and certain related entities (the "MBL Entities") owned 44,091,041 shares, or 99.7% of the outstanding shares of the Fund.

On December 31, 1998, MBL Life sold substantially all of its general account life insurance and annuity business to SunAmerica Inc. (the "Acquisition"). The Acquisition along with the Order of the Superior Court of New Jersey approving the transaction, effected a resolution to the proceedings associated with the Plan of Rehabilitation of the Mutual Benefit Life Insurance Company (the "Plan"). The Rehabilitation Period will end on June 30, 1999.

In connection with the resolution of the proceedings associated with the Plan, subsequent to June 30, 1998 the MBL Entities redeemed 32,072,646 shares of the Fund. Subsequent to December 31, 1998, MBL Entities have or are in the process of redeeming their remaining investment in the Fund.

In anticipation of the increase in the Fund's ratio of expenses to average net assets resulting from the MBL Entities' redemptions, FPIC agreed to assume the operating expenses of the Fund (excluding taxes, interest, brokerage commissions, and extraordinary expenses) to the extent such daily expenses exceeded .75% (on an annualized basis) of the Fund's daily net assets through December 31, 1998. For the year ended December 31, 1998, such reimbursement amounted to $95,006.

NOTE D -- PLAN OF LIQUIDATION AND DISSOLUTION

The Fund's Board of Directors, after considering several different alternatives, decided that the relatively small size of the Fund, after the redemptions by the MBL Entities, will not ultimately produce the benefits for shareholders of a viable and competitive mutual fund. The Board concluded that the liquidation of the Fund and distribution of the proceeds thereof to the shareholders would be in the best interests of shareholders. On November 4, 1998 the Board approved a Plan of Liquidation and Dissolution (the "Liquidation Plan"). The Liquidation Plan was approved by shareholders at a Special Meeting on January 6, 1999. The Liquidation Plan calls for the sale of all the Fund's portfolio securities with the proceeds to be applied to the payment of all existing debts and obligations of the Fund. Any remaining assets will be distributed among its remaining shareholders. It is currently anticipated that the liquidating distributions will be paid to remaining shareholders prior to May 1, 1999.

The Fund has included in its December 31, 1998 financial statements an estimate of those expenses it expects to incur in carrying out the Liquidation Plan.

NOTE E -- CAPITAL STOCK

A summary of capital share transactions, at $1.00 per share, follows:

                                                  Year Ended          Year Ended
                                               December 31, 1998   December 31, 1997
                                               -----------------   -----------------
Shares sold..................................      57,527,783          86,183,937
Shares issued in reinvestment of income
  dividends and capital gain distributions...       3,725,745           4,589,664
                                               -----------------   -----------------
                                                   61,253,528          90,773,601
Shares repurchased...........................     (97,866,147)       (119,676,486)
                                               -----------------   -----------------
Net decrease.................................     (36,612,619)        (28,902,885)
                                               -----------------   -----------------
                                               -----------------   -----------------

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                          MAP - GOVERNMENT FUND, INC.

Selected data for each share of capital stock outstanding throughout the years indicated:

                                                     YEAR ENDED DECEMBER 31,
                                     --------------------------------------------------------
                                       1998        1997        1996        1995        1994
                                     --------    --------    --------    --------    --------
Net Asset Value, Beginning of
  Year.............................  $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
Net investment income..............     0.047       0.049       0.048       0.052       0.035
Dividends from net investment
  income...........................    (0.047)     (0.049)     (0.048)     (0.052)     (0.035)
                                     --------    --------    --------    --------    --------
Net Asset Value, End of Year.......  $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                     --------    --------    --------    --------    --------
                                     --------    --------    --------    --------    --------
Total Return.......................  4.85%       4.97%       4.87%       5.17%       3.53%
                                     --------    --------    --------    --------    --------
                                     --------    --------    --------    --------    --------
Ratios/Supplemental Data:
Net Assets, End of Year
  (thousands)......................  $44,239     $80,852     $109,755    $81,025     $89,518
                                     --------    --------    --------    --------    --------
                                     --------    --------    --------    --------    --------
Ratio of Expenses to Average Net
  Assets(1)........................  0.72%       0.62%       0.62%       0.69%       0.73%
                                     --------    --------    --------    --------    --------
                                     --------    --------    --------    --------    --------
Ratio of Net Investment Income to
  Average Net Assets(1)............  4.75%       4.86%       4.76%       5.17%       3.53%
                                     --------    --------    --------    --------    --------
                                     --------    --------    --------    --------    --------

(1) Without reimbursement by distributor, the ratio of expenses to average net assets would have been 0.84% and 0.75%, and the ratio of net investment income to average net assets would have been 4.63% and 3.51% for the years ended December 31, 1998 and December 31, 1994, respectively (see Note C of the notes to financial statements).

See notes to financial statements.

                          MAP - GOVERNMENT FUND, INC.
                                520 Broad Street
                         Newark, New Jersey 07102-3111
                                 1-800-559-5535

                                 FUND DIRECTORS

                               Horace J. DePodwin

                             Herbert M. Groce, Jr.

                              Jerome M. Scheckman

                               INVESTMENT ADVISER
                                      and
                                  DISTRIBUTOR
                     First Priority Investment Corporation
                                520 Broad Street
                         Newark, New Jersey 07102-3111
                                 1-800-559-5535

                          CUSTODIAN and TRANSFER AGENT
                         State Street Bank & Trust Co.
                                 P.O. Box 8500
                        Boston, Massachusetts 02266-8500
                                 1-800-343-0529

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

THIS REPORT HAS BEEN PREPARED FOR THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR OTHER DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH INCLUDES ADDITIONAL INFORMATION ABOUT THE FUND.

                                     [LOGO]

                                     MAP -
                                   Government
                                   Fund, Inc.
                                 ANNUAL REPORT
                               DECEMBER 31, 1998
FS-631 (2-99)
                 ---------------------------------------------